UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): November 26, 2007
METROPCS COMMUNICATIONS, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	1-33409 (Commission File Number)	20-0836269 (I.R.S. Employer Identification No.)

8144 Walnut Hill Lane, Suite 800 Dallas, Texas		75231-4388
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: 214-265-2550
(Former name or former address, if changed since last report): Not Applicable
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On November 26, 2007, James F. Wade resigned as a member of the Board of Directors of MetroPCS Communications, Inc. (the “Company”) and from the Company’s Nominating and Governance Committee and Compensation Committee. Mr. Wade’s resignation was not caused by any disagreement with the Company or with Company management relating to the Company’s operations, policies or procedures.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METROPCS COMMUNICATIONS, INC.
Date: November 30, 2007	By:	/s/ J. Braxton Carter
J. Braxton Carter
Senior Vice President and CFO